UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 7, 2025
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2025, the Board of Directors of Ford Motor Company (the “Company”) approved the appointment of Kyle Crockett as Chief Accounting Officer, effective as of the first business day following the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. As Chief Accounting Officer, Mr. Crockett will have responsibility for all aspects of the Company’s accounting function and internal control over financial reporting. Prior to the effective date of his appointment, Mr. Crockett will serve as Vice President, Accounting of the Company reporting to Sherry House, the Company’s Chief Financial Officer.

Mr. Crockett, 51, most recently served as Vice President, Controller, and Chief Accounting Officer of Carrier Global Corporation, a position he held from January 2020 until May 2025. Carrier is a multinational company that manufactures and distributes climate and energy solutions with digitally-enabled features in various markets around the globe. As Vice President, Controller, and Chief Accounting Officer of Carrier, Mr. Crockett had responsibility for all aspects of Carrier’s accounting function and internal control over financial reporting. Prior to joining Carrier, Mr. Crockett held various senior finance, accounting, and SEC reporting positions with General Motors Company.

In connection with his appointment, the Compensation, Talent and Culture Committee of the Company’s Board of Directors took the following compensation actions with respect to Mr. Crockett:
•Approved a base salary of $575,000 (pro-rated for the portion of the year Mr. Crockett is employed by the Company);
•Approved an annual performance bonus target of 75% of his base salary;
•Approved an annual stock award target of $600,000, to be paid pursuant to the Company’s 2023 Long Term Incentive Plan. The award will be paid 40% in restricted stock units and 60% in performance stock units with the same terms and conditions as awards made to other officers of the Company as described in the Company’s 2025 Proxy Statement, which was filed with the Securities and Exchange Commission on March 28, 2025; and
•Approved a sign-on bonus of $3,950,000 that will be paid $1,750,000 in cash and $2,200,000 in restricted stock units under the Company’s 2023 Long Term Incentive Plan. With respect to the cash portion of this sign-on bonus, $1,500,000 will be paid immediately after Mr. Crockett’s start date, and $250,000 will be paid on the one-year anniversary of such start date. With respect to the restricted stock unit portion of this sign-on bonus, all such restricted stock units will vest over a three-year period—33% one year from the grant date, 33% two years from the grant date, and the remaining 34% three years from the grant date.

Mr. Crockett will be entitled to standard relocation expenses under the Company’s relocation policy for new hires.

The Company’s news release dated May 13, 2025 is attached to this Report as Exhibit 99 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2025, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Kimberly A. Casiano	4,461,789,383	207,302,248	18,122,286	937,065,132
Adriana Cisneros	4,584,606,112	85,939,383	16,668,422	937,065,132
Alexandra Ford English	4,534,955,177	139,459,787	12,798,953	937,065,132
James D. Farley, Jr.	4,570,022,206	105,031,168	12,160,543	937,065,132
Henry Ford III	4,542,220,588	132,407,691	12,585,638	937,065,132
William Clay Ford, Jr.	4,245,248,078	430,533,243	11,432,596	937,065,132
William W. Helman IV	4,480,884,591	188,349,334	17,979,992	937,065,132
Jon M. Huntsman, Jr.	4,327,544,673	344,165,418	15,503,826	937,065,132
William E. Kennard	3,762,511,269	902,389,847	22,312,801	937,065,132
John C. May	4,550,577,446	119,017,409	17,619,062	937,065,132
Beth E. Mooney	4,540,536,949	128,898,693	17,778,275	937,065,132
Lynn Vojvodich Radakovich	4,503,348,189	163,573,692	20,292,036	937,065,132
John L. Thornton	4,359,007,183	310,550,038	17,656,696	937,065,132
John B. Veihmeyer	4,537,696,756	131,364,283	18,152,878	937,065,132
John S. Weinberg	4,546,262,050	123,466,512	17,485,355	937,065,132

Proposal Two: Ratification of the Selection of the Independent Registered Public Accounting Firm.  A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2025 was adopted with the votes shown:

For	Against	Abstain	Broker Non-Votes
5,439,104,211	156,825,631	28,349,207	0

Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder non-binding advisory vote to approve the compensation of the Named Executives (“say on pay”) was approved with the votes shown:

For	Against	Abstain	Broker Non-Votes
4,444,559,733	219,923,862	22,730,322	937,065,132

Proposal Four: Relating to Approval of the Tax Benefit Preservation Plan. A proposal relating to the approval of the Tax Benefit Preservation Plan was approved with the votes shown:

For	Against	Abstain	Broker Non-Votes
4,455,148,014	209,251,638	22,814,265	937,065,132

Proposal Five: Relating to Reporting on the Company’s Supply Chain Emissions and Net Zero Goals. A proposal relating to reporting on the Company’s supply chain greenhouse gas emissions and net zero goals was rejected with the votes shown:

For	Against	Abstain	Broker Non-Votes
260,201,035	4,392,037,388	34,975,494	937,065,132

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	News release dated May 13, 2025	Filed with this Report

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 13, 2025	By:	/s/ Blair F. Petrillo
Blair F. Petrillo
Assistant Secretary

*	Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.
**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.